UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 12, 2006

                                  MEDIACOM LLC
             (Exact name of Registrant as specified in its charter)



       New York                     333-57285-01                 06-1433421
(State of organization)         (Commission File No.)           (IRS Employer
                                                             Identification No.)

                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)


                  Registrant's telephone number: (845) 695-2600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.03      Creation of a Direct Financial  Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     On July 12, 2006, the operating subsidiaries of Mediacom LLC, a wholly-owned subsidiary of Mediacom Communications Corporation ("MCC"), borrowed $74.0 million (the "Revolver Draw") under the revolving credit portion of their credit facility. The proceeds of the Revolver Draw and $26.0 million from Mediacom LLC's available cash were used on July 17, 2006 to make a distribution to MCC.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2006

                                         Mediacom LLC


                                         By: /s/ Mark E. Stephan
                                             -------------------------------
                                              Mark E. Stephan
                                              Executive Vice President and
                                              Chief Financial Officer